UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2011

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 28, 2011 the Board of Directors (the “Board”) of Accuride Corporation (the “Company”) approved restricted stock unit (“RSU”) grants to the following named executive officers, as follows:

Award Recipient	Title	RSU’s
Richard F. Dauch	President & Chief Executive Officer	74,297
James H. Woodward, Jr.	Senior Vice President/Chief Financial Officer	18,011
James J. Maniatis	Senior Vice President/Human Resources	14,409
Richard F. Schomer	Senior Vice President/Marketing & Sales	14,409

The RSUs entitled the recipients to receive a corresponding number of shares of the Company’s common stock on the date the RSU vests. The RSUs were granted under the terms of the Company’s Amended and Restated 2010 Incentive Award Plan and are evidenced by the form Restricted Stock Unit Award Agreement in the form filed herewith as Exhibit 10.1.  The RSUs vest annually over a four year period, with 20% vesting on each of May 18, 2012, May 18, 2013, and May 18, 2014, and the final 40% vesting on May 18, 2015, subject to the employee’s continued employment with the Company.  The RSUs will fully vest upon a change in control of the Company, as defined in the Restricted Stock Unit Agreement. Unvested RSUs will be forfeited and any gain received from the shares of common stock received upon vesting in the RSUs is recoverable in the event that the recipient engages in certain prohibited activities within 24 months of the receipt of the shares, which include violating any noncompete, nonsolicitation, confidential and proprietary information, or non-disclosure agreements or covenants.

The foregoing description the form Restricted Stock Unit Award Agreement does not purport to be complete and are qualified in its entirety by reference to the complete text of the relevant agreement, which is filed as Exhibit 10.1 to this report, and incorporated herein by reference.

Item 5.07.              Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on April 26, 2011. The stockholders considered five proposals.  The proposals are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2011.

Proposal 1: Election of seven (7) directors to hold office until the 2012 Annual Meeting:

	Votes For	Votes Withheld
Keith E. Busse	30,137,722	4,181,736
Richard F. Dauch	34,262,641	56,817
Benjamin C. Duster, IV	29,976,671	4,342,787
Robert J. Kelly	30,102,161	4,217,297
William M. Lasky	33,963,681	355,777
Stephen S. Ledoux	29,480,449	4,839,009
John W. Risner	34,295,201	24,257

Broker Non-Votes: 3,551,754 shares for each director.

All of the foregoing candidates were elected and each received affirmative votes from more than a majority of the outstanding shares.  As previously disclosed, Michael J. Bevacqua’s term as a director of the Company ended as of the Annual Meeting.

Proposal 2: The vote on a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent public accountants for 2011 was as follows:

For	Against	Abstain	Broker Non-Votes
37,705,014	156,171	10,027	0

The foregoing proposal was approved.

Proposal 3: The vote on a proposal to approve the Accuride Corporation Amended and Restated 2010 Incentive Award Plan was as follows:

For	Against	Abstain	Broker Non-Votes
30,532,761	3,748,002	38,694	3,551,755

The foregoing proposal was approved.

Proposal 4: The advisory vote on the compensation of the Company’s executive officers was as follows:

For	Against	Abstain	Broker Non-Votes
26,356,497	7,925,868	37,092	3,551,755

Proposal 5: The advisory vote on the frequency of future advisory votes on executive compensation was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
34,187,591	65,373	62,637	3,857	3,551,754

The foregoing vote was in line with the Board’s recommendation to present an advisory vote on the compensation of the Company’s executive officers on an annual basis, and the Company will hold such annual vote unless otherwise disclosed.

Item 9.01                    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date:	April 29, 2011	/s/ Stephen A. Martin
Stephen A. Martin
Senior Vice President / General Counsel